UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 25, 2003

                            The Neptune Society, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

       000-31182                                         59-2492929
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(Commission File Number)                       (IRS Employer Identification No.)


4312 Woodman Avenue, Third Floor, Sherman Oaks, California       91423
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (818) 953-9995
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. Exhibits.

        1.      Letter of Intent dated August 25, 2003.

ITEM 9. Regulatory FD Disclosure.

        99.1    Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          The Neptune Society, Inc.
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                                          (Registrant)



Date August 26, 2003                      By: /s/ Marco Markin
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                                          Name: Marco Markin
                                          Title: Chief Executive Officer and
                                          Director